================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) March 15, 2005
                                                ---------------


                Corporate Asset Backed Corporation, on behalf of
              CABCO Series 2004-102 Trust (SBC Communications Inc.)
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                   333-111572-01             22-3281571
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION          (COMMISSION          (I.R.S. EMPLOYER
      OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)


    445 Broad Hollow Road
    Suite 239
    Melville, New York                                           11747
--------------------------------------------------------------------------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700
                                                    --------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

================================================================================

Item 8.01.          Other Events.

                    This current report on Form 8-K relates to the quarterly distribution reported to the holders of CABCO Series 2004-102 Trust (SBC Communications Inc.) (the "Trust") Collared Floating Rate Callable Certificates (the "Certificates") relating to the 6.450% Global Notes due June 15, 2034 issued by SBC Communications Inc. (the "SBC Securities"), which was made on March 15, 2005.

                    The Trust was created by the Trust Agreement, dated as of December 15, 2004, between Corporate Asset Backed Corporation, as the depositor (the "Depositor"), and U.S. Bank Trust National Association, as trustee (the "Trustee"), providing for the issuance of $32,500,000 aggregate certificate principal balance of Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust's assets consist primarily of $32,500,000 principal amount of the SBC Securities, all payments on or collections in respect of the SBC Securities due on and after December 15, 2004, and the rights of the Trust under the Swap Agreement, dated as of December 15, 2004, between the Trust and UBS AG, as the swap counterparty. SBC Communications Inc., the issuer of the SBC Securities, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") (File No. 001-08610). You may read and copy any reports, statements and other information filed by SBC Communications Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on SBC Communications Inc. and please refer to these periodic and current reports filed with the SEC.

Item 9.01           Financial Statements and Exhibits.

                    (c) Exhibits.

                    99.1 Trustee's Distribution Report with respect to the March 15, 2005 Distribution Date for the CABCO Series 2004-102 Trust (SBC Communications Inc.).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Series 2004-102 Trust (SBC Communications Inc.)

                           By:  /s/ Robert D. Vascellaro
                                ------------------------
                                Name:    Robert D. Vascellaro
                                Title:   Vice President

Date:  March 24, 2005

                                  EXHIBIT INDEX

Exhibit

      99.1 Trustee's Distribution Report with respect to the March 15, 2005 Distribution Date for the CABCO Series 2004-102 Trust (SBC Communications Inc.).